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                                                                   EXHIBIT 10.85


AND WHEN RECORDED MAIL TO
WHEN RECORDED MAIL TO


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                                    SPACE ABOVE THIS LINE FOR RECORDER'S USE



                            SUBORDINATION AGREEMENT

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

     THIS AGREEMENT, made this ____________ day of ____________________,
19_____, by  Llo-Gas, Inc. owner of the land hereinafter described and
            --------------
hereinafter referred to as "Owner," and       Time Out, LLC
                                        ---------------------------------------,
present owner and holder of the deed of trust and note first hereinafter described and hereinafter referred to as "Beneficiary";

                                  WITNESSETH

     THAT WHEREAS,                       Llo-Gas, Inc.
                   -------------------------------------------------------------
did execute a deed of trust, dated         October 29, 1999
                                   --------------------------------------------,
to                  Time Out, LLC
   ----------------------------------------------------------------------------,
as trustee, covering:

THE SOUTH ONE-HALF OF THE EAST ONE-HALF OF THE EAST ONE HALF OF FARM LOT 840, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO MAP SHOWING SUBDIVISION OF LANDS BELONG TO SEMI-TROPIC LAND AND WATER COMPANY, AS PER MAP RECORDED IN BOOK 11 OF MAPS, PAGE 12, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY EXCEPT THE NORTH 75 FEET OF THE EAST 160 FEET THEREOF
ALSO EXCEPTING THAT PORTION CONVEYED TO THE STATE OF CALIFORNIA BY DEED RECORDED FEBRUARY 6, 1958 IN BOOK 4430 OF OFFICIAL RECORDS, PAGE 391. RECORDS OF SAID COUNTY AREAS AND DISTANCES OF THE ABOVE DESCRIBED PROPERTY ARE COMPUTED TO THE CENTER LINE OF ALL ADJOINING STREET AND ROADS.

to secure a note in the sum of $300,000.00                              , dated
                                ----------------------------------------
October 29, 1999     , in favor of   Time Out, LLC        , which deed of trust
---------------------              -----------------------
was recorded on ________________________________, in book _____________ page
________________ Official Records of said county; and

     WHEREAS, Owner has executed, or is about to execute, a deed of trust and
note in the sum of $ 200,000.00                      , dated __________________
                    ---------------------------------
____________________________, in favor of  Capstone Financial
                                          -------------------------------------,
hereinafter referred to as "Lender," payable with interest and upon the terms and conditions described therein, which deed of trust is to be recorded concurrently herewith; and

     WHEREAS, it is a condition precedent to obtaining said loan that said deed of trust last above mentioned shall unconditionally be and remain at all times a lien or charge upon the land hereinbefore described, prior and superior to the lien or charge of the deed of trust first above mentioned; and

     WHEREAS, Lender is willing to make said loan provided the deed of trust securing the same is a lien or charge upon the above described property prior and superior to the lien or charge of the deed of trust first above mentioned and provided that Beneficiary will specifically and unconditionally subordinate the lien or charge of the deed of trust first above mentioned to the lien or charge of the deed of trust in favor of Lender; and

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     WHEREAS, it is to the mutual benefit of the parties hereto that Lender make such loan to Owner; and Beneficiary is willing that the deed of trust securing the same shall, when recorded, constitute a lien or charge upon said land which is unconditionally prior and superior to the lien or charge of the deed of trust first above mentioned.

     NOW, THEREFORE, in consideration of the mutual benefits accruing to the parties herein and other valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, and in order to induce Lender to make the loan above referred to, it is hereby declared, understood and agreed as follows:

          (1) That said deed of trust securing said note in favor of Lender, and any renewals or extensions thereof, shall unconditionally be and remain at all times a lien or charge on the property therein described, prior to and superior to the lien or charge of the deed of trust first above mentioned.

          (2) That Lender would not make its loan above described without this subordination agreement.

          (3) That this agreement shall be the whole and only agreement with regard to the subordination of the lien or charge of the deed of trust first above mentioned to the lien or charge of the deed of trust in favor of Lender above referred to and shall supersede and cancel, but only insofar as would affect the priority between the deed of trust hereinbefore specifically described, any prior agreements as to such subordination, including, but not limited to, those provisions, if any, contained in the deed of trust first above mentioned, which provide for the subordination of the lien or charge thereof to another deed or deeds of trust or to another mortgage or mortgages.

Beneficiary declares, agrees and acknowledges that

          (a) He consents to and approves (i) all provisions of the note and deed of trust in favor of Lender above referred to, and (ii) all agreements, including but not limited to any loan or escrow agreements, between Owner and Lender for the disbursement of the proceeds of Lender's loan;

          (b) Lender in making disbursements pursuant to any such agreement is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat the subordination herein made in whole or in part;

          (c) He intentionally and unconditionally waives, relinquishes and subordinates the lien or charge of the deed of trust first above mentioned in favor of the lien or charge upon said land of the deed of trust in favor of Lender above referred to and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination specific loans and advances are being and will be made and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination; and

          (d) An endorsement has been placed upon the note secured by the deed of trust first above mentioned that said deed of trust has by this instrument been subordinated to the lien or charge of the deed of trust in favor of Lender above referred to.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.


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     Time Out, LLC                        Llo-Gas, Inc.
     -------------                        -------------

                                         /s/ John Castellucci
------------------------------        --------------------------------
By:  James Borba Beneficiary            By:  John Castellucci Owner

(ALL SIGNATURES MUST BE ACKNOWLEDGED)